EXHIBIT B

                            NATURAL GAS SYSTEMS, INC.

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER



I.       PURPOSE

         The primary function of the Audit Committee (the "Committee") is to assist the Board of Directors ("Board") in fulfilling its oversight responsibilities relating to (1) the quality and integrity of the financial reports of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function, and
(4) the compliance by the Company with legal and regulatory requirements. Consistent with these functions, the Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels.

II.      STATEMENT OF POLICY

         In carrying out its responsibilities, the Committee's policies and procedures should remain flexible, in order to best react to changing circumstances. The Committee shall provide assistance to the Board in fulfilling its oversight responsibility to the stockholders, potential stockholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements and the legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, the independent auditors and the management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

         The Committee will fulfill these responsibilities by carrying out the activities enumerated in Part V of this Charter.

III.     COMPOSITION

         The Committee shall be comprised of no fewer than three Directors as determined by the Board, each of whom shall meet the independence and experience requirements as defined in the applicable rules for AMEX-listed issuers, as well the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission (the "SEC").

         At least one member of the Committee shall be an "audit committee financial expert" as defined by the SEC.

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         The members of the Committee shall be appointed by the full Board. The
Board may replace Committee members. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

IV.      MEETINGS

         The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee shall meet periodically with management and the independent auditors in separate executive sessions to discuss any matters that the Committee or either of these groups believes should be discussed privately. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Committee or meet with any members of, or consultants to, the Committee.

V.       AUDIT COMMITTEE AUTHORITY and RESPONSIBILITIES

         The Committee shall:

            1. Make regular reports to the Board.

            2. Have the authority, to the extent it deems necessary or appropriate, to retain and determine funding for independent legal, accounting or other advisors and administrative expenses.

            3. Review and update this Charter periodically, at least annually, as conditions dictate.

            4. Prepare an annual report to the Company's shareholders as required by the SEC. The report should be included in the Company's annual proxy statement.

         Authority Over and Oversight of Relationship with the Independent Auditors

            5. Have the sole authority to appoint or replace, determine funding for, and oversee the independent auditors (subject, if applicable, to shareholder ratification). The independent auditors shall report directly to the Committee.

            6. Pre-approve all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 which are approved by the Committee prior to completion of the audit. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittees to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

            7. Be directly responsible for the compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

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            8. Review and evaluate the lead partner of the independent auditor team.

            9. Obtain and review a report from the independent auditors at least annually regarding (a) the independent auditors' internal quality-control procedures, (b) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditors and the Company.

            10. Evaluate the qualifications, performance and independence of the independent auditors, including considering whether the auditors' quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditors' independence, taking into account the opinions of management. The Committee shall present its conclusions with respect to the selection or change of independent auditors to the Board.

            11. Ensure the rotation of the audit partners as required by law.

            12. Meet with the independent auditors prior to the audit to discuss the overall planning and staffing of the audit.

            13. Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditors who participated in any capacity in the audit of the Company.

         Financial Statement and Disclosure Matters

            14. Review and discuss with management and the independent auditors the Company's annual financial statements, including management's discussion and analysis, and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the independent auditors, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-KSB.

            15. Review and discuss with management and the independent auditors the Company's quarterly financial statements prior to filing of its Form 10-QSB, or prior to the release of earnings.

            16. Discuss with management and the independent auditors, together and in separate executive sessions, significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls, financial reporting process and any special steps adopted in light of material deficiencies.

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            17. Review and discuss quarterly reports from the independent auditors on:

                  a. All critical accounting policies and practices to be used;

                  b. All alternative treatments of financial information within generally accepted accounting principles ("GAAP") that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and

                  c. Other material written communications between the independent auditors and management, such as any management letter or schedules of unadjusted differences.

            18. Discuss with management the Company's earnings press releases, including the use of "pro forma" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of the types of information to be disclosed and the types of presentations to be made).

            19. Discuss with management and the independent auditors the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

            20. Discuss with the independent auditors matters (required by Statement on Auditing Standard No. 61) relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of the activities or access to requested information, and any significant disagreements with management.

            21. Review with the independent auditors and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company and related disclosure controls, and elicit any recommendations offered for the improvement of such internal control and disclosure control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper. Further, the Committee periodically should review Company policy statements to determine their adherence to the Company's Code of Ethics.

            22. Discuss with management and the independent auditors the Company's major financial risk exposures (including potential or pending litigation) and steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

         Compliance Oversight Responsibilities

            23. Obtain from the independent auditors assurance that Section 10A(b) of the Exchange Act has not been implicated.

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            24. Discuss with or obtain reports from management and the independent auditors that the Company and its affiliated entities are in conformity with applicable legal requirements and the Company's Code of Ethics. Review reports and disclosures on insider and affiliated party transactions. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Ethics.

            25. Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose without seeking Board approval if, in its judgment, that is appropriate.

            26. Establish procedures for receiving, retaining and addressing complaints concerning accounting, internal audit controls and other audit matters.

            27. Establish procedures for the confidential, anonymous submission of employee concerns regarding questionable accounting or auditing matters.

            28. Discuss with the Company's general counsel legal matters that may have material impact on the financial statements or the Company's compliance policies.

            29. Review and oversee the Company's related party transactions.

            30. Submit the minutes of all meetings of the Committee to the Board and discuss, through its Chairman, the matters discussed at each Committee meeting with the Board.

VI. LIMITATION OF THE AUDIT COMMITTEE'S ROLE

         While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with GAAP and applicable rules and regulations. These are the responsibilities of management and the independent auditors.








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